5. DERIVATIVE LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Liabilities Tables
DERIVATIVE LIABILITIES
	December 31, 2012	Upon Issuance	December 31, 2011

Average Assumptions:
Risk-free interest rate	-%	0.87%	0.46%
Expected volatility	-%	129%	86.20%
Expected life	-	5 years	4.45 years
Expected dividend yield	-%	0.00%	0.00%

Fair value of conversion feature	$-	$-	$177,258
Fair value of warrants	$-	$697,354	$7,760,535
Total fair value	$-	$697,354	$7,937,793